UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2025

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 Ecolab Place, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	ECL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2025, the board of directors (“Board”) of Ecolab Inc., a Delaware corporation (the “Company”), appointed Julie P. Whalen as a member of the Board. Ms. Whalen was also appointed to the Audit and Finance Committees of the Board.

Ms. Whalen served as Executive Vice President and Chief Financial Officer of Expedia Group, Inc. from 2022 until her retirement in 2025. Previously, she served as Executive Vice President and Chief Financial Officer of Williams-Sonoma, Inc. from 2012 to 2022. Ms. Whalen joined Williams-Sonoma, Inc. in 2001 as a leader in the Corporate Financial Planning organization and progressed through positions of increasing responsibilities from Corporate Controller to Treasurer, and then to Chief Financial Officer. Ms. Whalen also served as a director of Expedia Group, Inc. from 2019 to 2024, including as Chair of its Audit Committee. Ms. Whalen is a Certified Public Accountant and holds a Bachelor of Science and a Juris Doctor degree from Pepperdine University.

Upon her appointment to the Board, Ms. Whalen is entitled to receive director compensation commensurate with that of members of the Board who are not employees of the Company.

There were no arrangements or understandings between Ms. Whalen and any other person pursuant to which she was elected as a director, and there is no transaction between Ms. Whalen (and her immediate family) and the Company that requires disclosure in accordance with Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On August 6, 2025, the Company issued a News Release announcing Ms. Whalen’s appointment to the Board described in Item 5.02 above, a copy of which is attached hereto as Exhibit (99.1).

The information in Item 7.01 of this Current Report on Form 8-K is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	(99.1)	Ecolab Inc. News Release dated August 6, 2025.

	(104)	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: August 6, 2025	By:	/s/ Youhao Dong
Youhao Dong
Assistant Secretary

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